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Exhibit 24


                               POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP

KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint
Troy D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.


Date:   3-20-98                                          /s/ Alan A. Diamonstein
     --------------                                     ------------------------
                                                        SIGNATURE

State of Virginia

City of Newport News

Before me, Allan R. Staley, on this day personally appeared Alan A. Diamonstein known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at 10 AM this 20th day of March 1998.

/s/ Allan R. Staley
-------------------
Notary Public

My Commission expires:  5-31-98
                      -----------

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                               POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP

KNOW ALL MEN BY THESE PRESENTS

THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint
Troy D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.


Date:   3-12-98                                          /s/ Susan R. Baron
     --------------                                     -------------------
                                                        SIGNATURE

State of District of Columbia

County of ___________

Before me, James M. Reed, on this day personally appeared Susan R. Baron known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at 11 AM this 12th day of March 1998.

/s/ James M. Reed
-----------------
Notary Public

My Commission expires:  6-30-2002
                      -----------

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                               POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP

KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint
Troy D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.


Date:   3-30-98                                          /s/ Terry Considine
     --------------                                     --------------------
                                                        SIGNATURE

State of Colorado

City of Denver

Before me, ____________, on this day personally appeared Terry Considine known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at _____ this ____ day of _______ 1998.

/s/
---
Notary Public

My Commission expires:  -
                      ---

                               POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP

KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint
Troy D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.


Date:   3-30-98                                          /s/ Peter K. Kompaniez
     --------------                                     -----------------------
                                                        SIGNATURE

State of Colorado

City of Denver

Before me, _________, on this day personally appeared Peter K. Kompaniez known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at _____ this ____ day of _______ 1998.

/s/
---
Notary Public

My Commission expires:  -
                      ---

                               POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP

KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint
Troy D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.


Date:   3-30-98                                          /s/ Leeann Morein
     --------------                                     ------------------
                                                        SIGNATURE

State of Colorado

City of Denver

Before me, ________, on this day personally appeared Leeann Morein known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at _____ this ____ day of ______ 1998.

/s/
---
Notary Public

My Commission Expires:  -
                      ---

                               POWER OF ATTORNEY

                     NHP REALTY FUND IV LIMITED PARTNERSHIP

KNOW ALL MEN BY THESE PRESENTS

         THAT I, the undersigned member of the Board of Directors of National Corporation for Housing Partnerships, hereby make, constitute and appoint Troy
D. Butts, Chief Financial Officer of NCHP, my attorney-in-fact, with full power of substitution, in my name, place and stead to execute and sign my name upon and documents, paper releases, consents and the like, including federal and state securities registration statements and amendments and Form 10-K annual reports and other post-sale and periodic reports pertaining to NHP Realty Fund IV Limited Partnership as may be appropriate.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal on the date set forth below.


Date:   3-30-98                                          /s/ Thomas W. Toomey
     --------------                                     ---------------------
                                                        SIGNATURE

State of Colorado

City of Denver

Before me, _____________, on this day personally appeared Thomas W. Toomey known to me to be the person whose name is subscribed in the foregoing instrument, and who, after being duly sworn, stated that the content of said instrument is to the best of his knowledge and belief true and correct, and who acknowledged that he executed same for the purposes therein expressed.

Given under my hand and official seal at _____ this ____ day of _____ 1998.

/s/
---
Notary Public

My Commission Expires:  -
                      ---